                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): June 27, 2007



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

                             Amendment No. 1

On June 27, 2007, Eastman Kodak Company ("Kodak") furnished a Current Report on Form 8-K under Item 7.01 to report, for informational purposes, the results of operations reflecting the realignment of Kodak's segment structure and presenting the Health Group as a discontinued operation. The information by segment provided in that Form 8-K for the year ended December 31, 2005 did not accurately reflect the reallocation of certain operating and administrative costs resulting from the change in segment structure. Accordingly, this Amendment No. 1 on Form 8-K/A is being furnished to correct the segment information for the year ended December 31, 2005 (see page 10). This Form 8-K/A supersedes the Form 8-K furnished on June 27, 2007 and replaces it in its entirety. All other information provided in this amendment remains unchanged from the information previously furnished.

ITEM 7.01  Regulation FD Disclosure.

Eastman Kodak Company (the Company) realigned its operations effective January 1, 2007, and changed its corporate segment reporting structure beginning with the first quarter of 2007, as disclosed in the Company's first quarter 2007 Form 10-Q.

In addition, on April 30, 2007, the Company completed the sale of its Health Group to an affiliate of Onex Corporation, as reported in the Company's Form 8-K filed on May 4, 2007.

Accounting Principles Generally Accepted in the United States of America require that when a company changes its reportable segments or when a component of an entity, such as the Health Group, has been reported as a discontinued operation, financial statements for prior periods must be reported on a comparable basis using the new segment reporting structure or presenting the financial results of the component in discontinued operations.

As a result of these requirements, the prior period comparable information for the first quarter of 2006 included in the Company's first quarter 2007 Form 10-Q was reported: (1) using the new reportable segment structure, and (2) presenting the Health Group as a discontinued operation. The purpose of this Form 8-K/A is to present, for informational purposes, the results of operations for the second, third, and fourth quarters of 2006, and full year 2006 and 2005, reflective of the changes referred to above.

The results of operations presented in this Form 8-K/A for the three and six months ended June 30, 2006, the three and nine months ended September 30, 2006, and the three months (on a condensed basis) ended December 31, 2006 will be reported in the Company's Form 10-Q for the second quarter of 2007, the Form 10-Q for the third quarter of 2007, and the 2007 Form 10-K, respectively, when these Forms are filed with the Securities and Exchange Commission. The results of operations presented in this Form 8-K/A for the full years ended December 31, 2006 and 2005 will be reported in the 2007 Form 10-K, when it is filed with the Securities and Exchange Commission.

Eastman Kodak Company
Consolidated Operating Results (Unaudited)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended       Six Months Ended
                               June 30, 2006           June 30, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           ----------  --------    ----------  --------

Net sales                    $3,360     $2,688       $6,249     $4,980
Cost of goods sold            2,551      2,113        4,762      3,936
                             ------     ------       ------     ------
  Gross profit                  809        575        1,487      1,044
Selling, general
 and administrative
 expenses                       620        518        1,229      1,025
Research and development
 costs                          187        152          370        300
Restructuring costs and
 other                          169        156          314        294
                             ------     ------       ------     ------
Loss from continuing
 operations before
 interest, other income
 (charges),net and
 income taxes                  (167)      (251)        (426)      (575)
Interest expense                 66         43          128         84
Other income
 (charges), net                   2          -           28         27
                             ------     ------       ------     ------
Loss from continuing
 operations before income
 taxes                         (231)      (294)        (526)      (632)
Provision
 for income taxes                51         61           54         69
                             ------     ------       ------     ------
Loss from continuing
 operations                    (282)      (355)        (580)      (701)
Earnings from discontinued
 operations, net of
 income taxes                     -         73            -        121
                             ------     ------       ------     ------
Net loss                     $ (282)    $ (282)      $ (580)    $ (580)
                             ======     ======       ======     ======

Basic and diluted net (loss)
 earnings per share:
  Continuing operations      $ (.98)    $(1.24)      $(2.02)    $(2.44)
  Discontinued operations         -        .26            -        .42
                             ------     ------       ------     ------
Total                        $ (.98)    $ (.98)      $(2.02)    $(2.02)
                             ======     ======       ======     ======

Eastman Kodak Company
Consolidated Operating Results (Unaudited) (continued)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended       Nine Months Ended
                            September 30, 2006      September 30, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           ----------  --------    ----------  --------

Net sales                    $3,204     $2,595       $9,453     $7,575
Cost of goods sold            2,330      1,944        7,092      5,880
                             ------     ------       ------     ------
  Gross profit                  874        651        2,361      1,695
Selling, general
 and administrative
 expenses                       565        464        1,794      1,489
Research and development
 costs                          170        138          540        438
Restructuring costs and
 other                          137        108          451        402
                             ------     ------       ------     ------
Earnings (loss) from
 continuing operations
 before interest,
 other income (charges),
 net and income taxes             2        (59)        (424)      (634)
Interest expense                 74         51          202        135
Other income
 (charges), net                  54         57           82         84
                             ------     ------       ------     ------
Loss from continuing
 operations before income
 taxes                          (18)       (53)        (544)      (685)
Provision
 for income taxes                19         30           73         99
                             ------     ------       ------     ------
Loss from continuing
 operations                     (37)       (83)        (617)      (784)
Earnings from discontinued
 operations, net of
 income taxes                     -         46            -        167
                             ------     ------       ------     ------
Net loss                     $  (37)    $  (37)      $ (617)    $ (617)
                             ======     ======       ======     ======

Basic and diluted net (loss)
 earnings per share:
  Continuing operations      $ (.13)    $ (.29)      $(2.15)    $(2.73)
  Discontinued operations         -        .16            -        .58
                             ------     ------       ------     ------
Total                        $ (.13)    $ (.13)      $(2.15)    $(2.15)
                             ======     ======       ======     ======

Eastman Kodak Company
Consolidated Operating Results (continued)
(in millions, except per share data)

                                  For the                 For the
                            Three Months Ended     Twelve Months Ended
                            December 31, 2006       December 31, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           (Unaudited)(Unaudited)            (Unaudited)
                           ----------  --------    ----------  --------

Net sales                    $3,821     $3,148      $13,274    $10,723
Cost of goods sold            2,814      2,398        9,906      8,278
                             ------     ------       ------     ------
  Gross profit                1,007        750        3,368      2,445
Selling, general
 and administrative
 expenses                       595        479        2,389      1,968
Research and development
 costs                          170        140          710        578
Restructuring costs and
 other                           20         14          471        416
                             ------     ------       ------     ------
Earnings (loss) from
 continuing operations
 before interest,
 other income (charges),net
 and income taxes               222        117         (202)      (517)
Interest expense                 60         37          262        172
Other income (charges), net      36         34          118        118
                             ------     ------       ------     ------
Earnings (loss) from
 continuing operations
 before income taxes            198        114         (346)      (571)
Provision for
 income taxes                   181        127          254        226
                             ------     ------       ------     ------
Earnings (loss) from
 continuing operations           17        (13)        (600)      (797)
(Loss) earnings from
 discontinued operations,
 net of income taxes             (1)        29           (1)       196
                             ------     ------       ------     ------
Net earnings (loss)          $   16     $   16       $ (601)    $ (601)
                             ======     ======       ======     ======

Basic and diluted net
 earnings (loss) per share:
  Continuing operations      $  .06     $ (.05)      $(2.09)    $(2.77)
  Discontinued operations         -        .11            -        .68
                             ------     ------       ------     ------
Total                        $  .06     $  .06       $(2.09)    $(2.09)
                             ======     ======       ======     ======

Eastman Kodak Company
Consolidated Operating Results (continued)
(in millions, except per share data)


                                                           For the
                                                     Twelve Months Ended
                                                      December 31, 2005
                                                    --------------------
                                                        As
                                                    Originally  Revised
                                                       Filed  (Unaudited)
                                                    ----------  --------

Net sales                                             $14,268    $11,560
Cost of goods sold                                     10,650      8,992
                                                      -------    -------
  Gross profit                                          3,618      2,568
Selling, general and administrative expenses            2,668      2,258
Research and development costs                            892        739
Restructuring costs and other                             690        665
                                                      -------    -------
Loss from continuing operations before interest,
 other income (charges),net and income taxes             (632)    (1,094)
Interest expense                                          211        139
Other income (charges), net                                44         37
                                                      -------    -------
Loss from continuing operations before income taxes      (799)    (1,196)
Provision for income taxes                                555        455
                                                      -------    -------
Loss from continuing operations                        (1,354)    (1,651)
Earnings from discontinued operations,
 net of income taxes                                      150        445
Loss from cumulative effect of accounting change,
 net of income taxes                                      (57)       (55)
                                                      -------    -------
Net loss                                              $(1,261)   $(1,261)
                                                      =======    =======

Basic and diluted net (loss)
 earnings per share:
  Continuing operations                               $ (4.70)   $ (5.73)
  Discontinued operations                                 .52       1.54
  Cumulative effect of accounting change                 (.20)      (.19)
                                                      -------    -------
Total                                                 $ (4.38)   $ (4.38)
                                                      =======    =======

Eastman Kodak Company
Segment Results (Unaudited)
(in millions)

                                  For the                 For the
                            Three Months Ended       Six Months Ended
                               June 30, 2006           June 30, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           ----------  --------    ----------  --------
Net sales:

Consumer Digital
  Imaging Group (CDG)        $  628     $1,105       $1,126     $2,007
Film Products Group* (FPG)    1,153        660        2,069      1,160
Graphic Communications
  Group (GCG)                   908        908        1,778      1,778
Health Group (HG)               655          -        1,240          -
All Other                        16         15           36         35
                             ------     ------       ------     ------
Consolidated total           $3,360     $2,688       $6,249     $4,980
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Consumer Digital
  Imaging Group (CDG)        $  (79)    $ (133)      $ (173)    $ (300)
Film Products Group* (FPG)      113        119          142        170
Graphic Communications
  Group (GCG)                    22         16           53         40
Health Group (HG)                78          -          124          -
All Other                       (51)       (25)         (94)       (41)
                             ------     ------       ------     ------
Total of segments                83        (23)          52       (131)
Restructuring costs
  and other                    (246)      (224)        (474)      (440)
Legal settlement                 (4)        (4)          (4)        (4)
Interest expense                (66)       (43)        (128)       (84)
Other income (charges), net       2          -           28         27
                             ------     ------       ------     ------
Consolidated loss from
  continuing operations
  before income taxes        $ (231)    $ (294)      $ (526)    $ (632)
                             ======     ======       ======     ======

* formerly Film and Photofinishing Systems Group

Eastman Kodak Company
Segment Results (Unaudited)(continued)
(in millions)

                                  For the                 For the
                            Three Months Ended       Nine Months Ended
                            September 30, 2006      September 30, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           ----------  --------    ----------  --------
Net sales:

Consumer Digital
  Imaging Group (CDG)        $  640     $1,109       $1,766     $3,116
Film Products Group* (FPG)    1,074        593        3,143      1,753
Graphic Communications
  Group (GCG)                   880        880        2,658      2,658
Health Group (HG)               597          -        1,837          -
All Other                        13         13           49         48
                             ------     ------       ------     ------
Consolidated total           $3,204     $2,595       $9,453     $7,575
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Consumer Digital
  Imaging Group (CDG)        $   24     $   (3)      $ (149)    $ (303)
Film Products Group* (FPG)      139        115          281        285
Graphic Communications
  Group (GCG)                    31         26           84         66
Health Group (HG)                68          -          192          -
All Other                       (48)       (16)        (142)       (57)
                             ------     ------       ------     ------
Total of segments               214        122          266         (9)
Restructuring costs
  and other                    (212)      (181)        (686)      (621)
Legal settlement                  -          -           (4)        (4)
Interest expense                (74)       (51)        (202)      (135)
Other income (charges), net      54         57           82         84
                             ------     ------       ------     ------
Consolidated loss from
  continuing operations
  before income taxes        $  (18)    $  (53)      $ (544)    $ (685)
                             ======     ======       ======     ======

* formerly Film and Photofinishing Systems Group

Eastman Kodak Company
Segment Results (continued)
(in millions)

                                  For the                 For the
                            Three Months Ended      Twelve Months Ended
                             December 31, 2006       December 31, 2006
                           --------------------    --------------------
                               As                      As
                           Originally              Originally
                              Filed    Revised        Filed    Revised
                           (Unaudited)(Unaudited)            (Unaudited)
                           ----------  --------    ----------  --------
Net sales:

Consumer Digital
  Imaging Group (CDG)        $1,154     $1,595       $2,920     $4,711
Film Products Group* (FPG)    1,013        559        4,156      2,312
Graphic Communications
  Group (GCG)                   974        974        3,632      3,632
Health Group (HG)               660          -        2,497          -
All Other                        20         20           69         68
                             ------     ------       ------     ------
Consolidated total           $3,821     $3,148      $13,274    $10,723
                             ======     ======       ======     ======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Consumer Digital
  Imaging Group (CDG)        $  150     $   63       $    1     $ (240)
Film Products Group* (FPG)       77         83          358        368
Graphic Communications
  Group (GCG)                    57         51          141        117
Health Group (HG)                86          -          278          -
All Other                       (72)        (9)        (214)       (66)
                             ------     ------       ------     ------
Total of segments               298        188          564        179
Restructuring costs
  and other                     (82)       (77)        (768)      (698)
Legal settlement                  6          6            2          2
Interest expense                (60)       (37)        (262)      (172)
Other income (charges), net      36         34          118        118
                             ------     ------       ------     ------
Consolidated earnings (loss)
  from continuing operations
  before income taxes        $  198     $  114       $ (346)    $ (571)
                             ======     ======       ======     ======

* formerly Film and Photofinishing Systems Group

Eastman Kodak Company
Segment Results (continued)
(in millions)

                                  For the
                            Twelve Months Ended
                             December 31, 2005
                           --------------------
                               As
                           Originally  Revised
                              Filed  (Unaudited)
                           ---------- ---------
Net sales:

Consumer Digital
  Imaging Group (CDG)        $3,215     $5,646
Film Products Group* (FPG)    5,325      2,841
Graphic Communications
  Group (GCG)                 2,990      2,990
Health Group (HG)             2,655          -
All Other                        83         83
                            -------    -------
Consolidated total          $14,268    $11,560
                            =======    =======

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:

Consumer Digital
  Imaging Group (CDG)        $ (131)    $ (374)
Film Products Group* (FPG)      540        573
Graphic Communications
  Group (GCG)                   (41)       (53)
Health Group (HG)               370          -
All Other                      (231)      (127)
                             ------     ------
Total of segments               507         19
Restructuring costs
  and other                  (1,118)    (1,092)
Legal settlement                (21)       (21)
Interest expense               (211)      (139)
Other income (charges), net      44         37
                             ------     ------
Consolidated loss from
  continuing operations
  before income taxes        $ (799)   $(1,196)
                             ======     ======

* formerly Film and Photofinishing Systems Group

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Diane E. Wilfong
                                             --------------------------
                                             Diane E. Wilfong
                                             Controller
Date:  July 6, 2007